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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 --------------
                                    FORM 8-K
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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): October 7, 2004

                           MANHATTAN ASSOCIATES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          GEORGIA                      0-23999                    58-2373424
(State or Other Jurisdiction of  (Commission File Number)      (I.R.S. Employer
Incorporation or organization)                               Identification No.)

              2300 WINDY RIDGE PARKWAY, SUITE 700, ATLANTA, GEORGIA
                                      30339
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (770) 955-7070
              (Registrant's telephone number, including area code)

                                      NONE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 7, 2004, Manhattan Associates, Inc. (the "Company") announced certain of its preliminary financial results for the quarter ended
September 30, 2004 by issuing a press release. On October 8, 2004, Manhattan will hold a related conference call to discuss these preliminary results. The full text of the press release issued in conjunction with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K. Pursuant to General
Instruction B.6 of Form 8-K, this exhibit is "furnished" and not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

         The press release includes, as additional information regarding the Company's operating results, the Company's preliminary adjusted net income per share, which excludes the amortization of acquisition-related intangibles, net of income tax effects. This measure is not in accordance with, or an alternative for, GAAP and may be different from non-GAAP net income and non-GAAP per share measures used by other companies. The Company believes that this presentation of preliminary adjusted net income per share provides useful information to investors regarding certain additional financial and business trends relating to the Company's financial condition and results of operations.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99.1     Press Release, dated October 7, 2004.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     MANHATTAN ASSOCIATES, INC.



                                     By:  /s/ Edward K. Quibell
                                        ----------------------------------------
                                          Edward K. Quibell
                                          Senior Vice President and
                                            Chief Financial Officer

Dated:  October 7, 2004


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                                  EXHIBIT INDEX

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
         EXHIBIT
         NUMBER            DESCRIPTION
         -------           -----------
         99.1              Press Release, dated October 7, 2004.
